UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2020

                        PURE HARVEST CANNABIS GROUP, INC.
                  --------------------------------------------
                (Name of registrant as specified in its charter)

               Colorado         333-212055           71-0942431
               State of       Commission File       IRS Employer
             Incorporation        Number          Identification No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                           --------------------------
                     Address of principal executive offices

                                 (800) 924-3716
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

Securities registered pursuant to Section 12(b) of the Act:

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       Title of each         Trading           Name of each exchange on which
           class            Symbol(s)                    registered
--------------------------------------------------------------------------------
         None                  N/A                         N/A
--------------------------------------------------------------------------------

Item 8.01 Other Events

Pure Harvest Cannabis Group, Inc. (the "Company") will be relying on the Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 4, 2020 (Release No. 34-88318) (the "Order") to delay the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the "Report") due to circumstances related to the coronavirus disease 2019 ("COVID-19").

On April 9, 2020, Colorado's Governor, announced a statewide "stay at home" order to prevent the further spread of COVID-19 in the state. The move, which asks all Coloradans to remain at home unless they have an essential reason for going out lasted until April 26, 2020. The Company's headquarters, outside legal counsel, and audit firm are all located in Colorado. The disruptions in transportation, staffing, access to their facilities and technology systems which have occurred over the last week to both the Company and the Company's professional advisors have resulted in limited support from the Company's staff and professional advisors. This has, in turn, delayed the Company's ability to complete the procedures needed to ensure a complete and accurate Report. Notwithstanding the foregoing, the Company expects to file the Report no later than June 29, 2020 (which is 45 days from the Report's original filing deadline of May 15, 2020).

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report:

The occurrence of the COVID-19 pandemic may negatively affect our operations depending on the severity and longevity of the pandemic.

The COVID-19 pandemic is currently impacting countries, communities, supply chains and markets as well as the global financial markets. A pandemic typically results in social distancing, travel bans and quarantine, and this may limit access to our facilities, customers, management, support staff and professional advisors. These factors, in turn, may not only impact our operations, financial condition and demand for our goods and services but our overall ability to react timely to mitigate the impact of this event. Also, it may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission. Depending on the severity and longevity of the COVID-19 pandemic, our business, customers, and shareholders may experience a significant negative impact.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 15, 2020                       PURE HARVEST CANNABIS GROUP, INC.



                                          By: /s/ Matthew Gregarek
                                          ---------------------------
                                          Matthew Gregarek
                                          Chief Executive Officer